Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ace Hardware Corporation (the "Company")
on Form 10-Q for the period ended September 28, 2002 as filed with the Securities and
Exchange Commission on the date hereof ("the Report"), the undersigned Executive
Vice President (Principal Financial and Accounting Officer) of the Company hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-
Oxley Act of 2002 that:

1)  the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the
     Securities Exchange Act of 1934, and

2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

     Date: November 12, 2002                                  /s/ Rita D. Kahle
                         Rita D. Kahle
                                 Executive Vice President
                                  (Principal Financial and Accounting Officer)